UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 8, 2021

EVOLVING SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (IRS Employer Identification No.)

9800 Pyramid Court, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	Regulation FD Disclosure

On November 8, 2021, Evolving Systems, Inc. issued a press release confirming that it will release its 2021 third quarter financial results after the market closes on November 10, 2021.

Due to Evolving Systems’ pending transaction with PartnerOne Capital that was announced on October 18, 2021 (the “Transaction”), there will not be a conference call or live webcast to discuss Evolving Systems’ 2021 third quarter financial results.

Forward Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to the Company’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause the Company’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the failure to obtain the approval of the Company’s stockholders or required third party consents or the failure to satisfy any of the other closing conditions to the Transaction; potential disruption of management’s attention from the Company’s ongoing business operations due to the Transaction; the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of the Company, as well as other risks listed in the Company’s Form 10-K filed March 17, 2021 with the Securities and Exchange Commission (“SEC”) and the definitive proxy statement that will be filed with the SEC with respect to the Transaction, and risks and uncertainties not presently known to the Company or that the Company currently deems immaterial. The Company wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. The Company does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed Transaction, the Company has filed a preliminary proxy statement with the SEC and will be filing a definitive proxy statement with the SEC and mail or otherwise provide to its stockholders such definitive proxy statement regarding the proposed Transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at https://www.evolving.com/investors. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a written request to Corporate Secretary, Evolving Systems, Inc., 9800 Pyramid Court, Suite 400, Englewood, Colorado, 80112. Phone: (303) 802-1000.

Investor Relations:

Email: investors@evolving.com

Matthew Stecker, director and Chief Executive Officer, Mark Szynkowski, Senior Vice President of Finance and Secretary, and certain other directors and officers of the Company, are or may be deemed participants in the Company’s solicitation. Neither Mr. Stecker nor Mr. Szynkowski own in excess of 1.0% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in the Company’s definitive proxy statement filed April 30, 2021. To the extent that holdings of the Company’s securities have changed since the amounts printed in the 2021 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed Transaction will be included in the proxy statement relating to such Transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.evolving.com/investors.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release of Evolving Systems, Inc. issued on November 8, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2021

Evolving Systems, Inc.

(Registrant)

By:	/s/ Mark P. Szynkowski
Mark P. Szynkowski
Senior Vice President of Finance & Secretary